Exhibit 10.16

EXECUTION COPY

TP1 SPACE CHARTER AND TRANSPORTATION SERVICE

CONTRACT

between

A.P. Møller – Maersk A/S

and

Horizon Lines, LLC

Article 1:	Name.

The name of this Agreement is the TP1 Space Charter and Transportation Service Contract (the “Agreement”).

Article 2:	Purpose.

The purpose of this Agreement is for Horizon Lines, LLC to charter space to, and transport cargo and containers for, Maersk Sealand and to document the Parties’ agreement set out herein.

Article 3:	Parties.

The names and addresses of the Parties are the following:

(1)	Horizon Lines, LLC (“Horizon”)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

USA

(2)	A.P. Møller as managing owner for and on behalf of A.P. Møller-Maersk

A/S trading as Maersk Sealand (“Maersk Sealand”)

50, Esplanaden

DK-1098 Copenhagen

Denmark

Horizon and Maersk Sealand are hereinafter collectively referred to as the “Parties” and each individually referred to as a “Party”.

Article 4:	Scope.

Maersk Sealand represents that it is an ocean common carrier in United States foreign commerce and Horizon represents that it is a water carrier in the U.S. non-contiguous domestic trade which operates vessels with voyages between the United States West Coast Ports referred to in the following paragraph, Hawaii and the Territory of Guam on the one hand and the Far East Ports of Hong Kong and Kaohsiung, Taiwan on the other, and vice-versa, all as more particularly set out in the Vessel Service Proforma attached hereto as Appendix 2. Maersk Sealand desires to charter space aboard certain of Horizon’s vessels and purchase transportation services for carriage of cargo transported by Maersk Sealand under its bills of lading as an ocean common carrier in United States foreign commerce as more fully set forth herein.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

The geographic scope of this Agreement shall cover the foreign trade handled by Maersk Sealand between (a) the United States ports in Tacoma, Washington; Oakland, California; Honolulu, Hawaii; and the Territory of Guam and U.S. inland and coastal points served via such ports, on the one hand, and (b) the ports in Hong Kong and Kaohsiung, Taiwan and inland and coastal points served via such ports on the other hand (the “Foreign Trade”).

This Agreement shall also cover the domestic trade handled by Horizon between the Jones Act corridors shown on Appendix 1-A attached hereto (such trade other than the trade lanes which comprise the TP1 Service, as that term is defined in Article 5.1.1 below, the “Jones Act Trade”).

The Foreign Trade and the Jones Act Trade are referred to herein collectively as the “Trade”.

Article 5:     The Charter and Charter Hire

5.1.1	Asia-U.S. West Coast.

Horizon shall charter to Maersk Sealand, and Maersk Sealand shall charter space (on a take or pay basis) from Horizon for the term of this Agreement equivalent to *** forty foot equivalent units (“FEUs”) from the marine terminals, at Maersk Sealand’s option, located in Hong Kong or Kaohsiung, Taiwan and the marine terminals at the U.S. West Coast ports shown in Appendix 2, per weekly sailing, used or unused, in the Trade on vessels employed by Horizon in the weekly TP1 service (the “TP1 Service”), at a rate of $*** per FEU for the period from the effective date of this Agreement through December 10, 2004 and at a rate of $*** per FEU effective December 11, 2004 for the balance of the term of this Agreement subject to fuel surcharge methodology and invoicing procedures used between the parties on the date hereof, with no increase during the term of this Agreement related to crew costs or any other labor cost increases incurred by Horizon to apply to such rates. Horizon agrees that its vessels carrying cargo on the TP1 Service arriving or leaving Kwai Chung, Hong Kong will berth at Modern Terminals at any berth designated by Maersk Sealand. Maersk Sealand shall have the right to use available space on Horizon’s vessels sailing between Kaohsiung and Hong Kong for way-port cargo.

To the extent that additional capacity is from time to time available, Maersk Sealand shall have the right, but not the obligation, to charter from Horizon additional space in the Trade on the TP1 Service at the rates set out on Appendix 1-A attached hereto.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

5.1.2	Guam – Asia.

Horizon agrees to carry for Maersk Sealand, ***, *** FEUs per weekly sailing of international cargo shipped from Guam to Asia via the TP1 Service, provided however that in such case, Maersk Sealand shall be liable for all loaded terminal charges in Guam. Horizon shall charge any further FEUs shipped pursuant to this Section 5.1.2 in excess of the amount specified above an amount of ocean freight as shown on Appendix 1-A in addition to all loaded terminal charges in Guam. All U.S. domestic cargo that Maersk Sealand requests that Horizon ship to or from Guam and/or Saipan shall be subject to the rates, rules and charges in the applicable Horizon tariff. All other international cargo shipped to or from Guam and/or Saipan shall be subject to the charges shown in Appendix 1-A.

For purposes of this Agreement, “US domestic cargo” means cargo transported between two points located in either a state or territory of the United States. “International cargo” means cargo transported between either any two non-US points or with only one point being located in a state of territory of the United Sates.

5.1.3	Hong Kong/Kaohsiung.

Both Parties shall work together in good faith and use their respective reasonable best efforts to oppose any attempt (or to cause the repeal of any successful attempt) by any governmental or regulatory authority to prohibit by law, regulation or order Horizon’s vessels from calling at any terminal located in either Hong Kong or Kaohsiung pursuant to this Agreement. If, however, any governmental or regulatory authority does prohibit by law, regulation or order Horizon’s vessels from calling at either the Hong Kong or Kaohsiung terminals discussed above on the basis of such vessels’ age, flag or substantially similar characteristics, then the Parties shall negotiate in good faith to agree upon other Asian ports to substitute such terminals for Hong Kong or Kaohsiung, as the case may be. If after ninety (90) days the Parties are unable to agree on such alternative arrangements, Maersk Sealand may terminate the TP1 Service with respect to the Asia-U.S. West Coast tradelane only by delivery of a written notice to such effect to Horizon, which termination shall become effective sixty (60) days after receipt of such notice. During such ninety (90) and sixty (60) day periods, respectively, the slot rates or the obligation to purchase slots shall be adjusted if the vessels cannot be utilized up to the full *** FEUs.

At Maersk Sealand’s option, with respect to FEUs in the Asia U.S. West Coast tradelane purchased under the TP1 Service, there shall be substituted for Hong Kong or Kaohsiung any other terminal at any other port, provided, however,

(a)

each of Horizon’s vessels operating in the TP1 Service pursuant to this provision shall, after calling at Guam, and before returning the U.S. West Coast, call at least one port not located in the United States, and be able to

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

continue to meet vessel schedule reliability for the remainder of the service in the Trade;

(b)	Horizon shall be entitled to increase its rates for Charter Hire payable by Maersk Sealand hereunder for all FEUs subject to this provision to reflect fully all increases in Horizon’s costs related to the substitution of another port for Hong Kong or Kaohsiung (including, without limitation, increased port charges), and

(c)	Horizon may make reasonable modifications to its Vessel Service Proforma schedule for the TP1 Service attached hereto as Appendix 2 to reflect such substitution.

(d)	If as a result of Maersk Sealand’s election above, such substitute terminal requires Horizon to execute a terminal contract separate from Maersk Sealand’s terminal contract with that terminal, Horizon shall execute such terminal contract. Maersk Sealand shall use its reasonable efforts to assist Horizon to negotiate a terminal contract that permits Horizon to terminate such terminal contract upon three months (or less if agreed by the terminal operator) written notice to the terminal operator. Maersk Sealand shall provide Horizon no less than three (3) months written notice (or less if the terminal contract termination requires less notice) prior to the termination date of Maersk Sealand’s contract with the same terminal operator; provided that (i) Horizon accepts such three (3) month (or less) term and (ii) Horizon confirms to Maersk Sealand’s satisfaction that Horizon’s terminal contract has a termination notice period of three (3) months or less.

5.1.4	Delivery of FEUs to Asia.

During the term of this Agreement, Horizon shall deliver to Maersk in Asia an average of *** FEUs of containers per week (such containers to be tendered to Horizon by Maersk Sealand pursuant to the Equipment Interchange Agreement set forth in Appendix 3 hereto), and such delivery shall be made in multiple installments reasonably distributed throughout each calendar year. During each calendar quarter, Horizon shall provide a minimum of *** FEU containers to Maersk Sealand in Asia provided an equal number of containers are tendered to Horizon by Maersk Sealand in accordance with terms of the Interchange Agreement set forth in Appendix 3 hereto. If Horizon does not provide such minimum, subject to exception for force majeure, Horizon shall indemnify Maersk Sealand for all additional costs incurred by Maersk Sealand as a result of such shortfall.

5.1.5	Empty Costs.

All empty costs in Hawaii or Guam and all loading costs (except such full loading or unloading costs associated with containers moved for the account of Maersk Sealand) at all Maersk Sealand’s terminals located on the West Coast of the continental U.S. shall be borne by Horizon, and all empty costs in Asia shall be borne by Maersk Sealand.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

5.1.6	Horizon fixed slot purchase on Maersk Sealand transpacific services.

Horizon shall charter space (on a take or pay basis) from Maersk Sealand of at least *** FEU per week (to be increased or decreased subject to mutual agreement of the parties) one way from Kaohsiung, Taiwan, or alternately (at Maersk Sealand’s sole discretion), Hong Kong, PRC to Los Angeles or Oakland. The following rates shall apply:

(a)	For US domestic cargo originating in Saipan: $*** per FEU, plus handling charges and fuel surcharge methodology and invoicing procedures currently used between the parties on the date hereof.

(b)	For international cargo, the rates, rules and charges in the applicable Maersk Sealand tariff for such cargo.

5.1.7	Payment Terms

(a)	All invoices submitted by Horizon to Maersk Sealand for services rendered are due and payable by electronic wire transfer upon receipt. Receipt shall include all documentation to support such invoice. If payment is not received within thirty (30) days of the date of invoice, interest at the rate of *** per month shall be assessed on balances remaining past the above mentioned thirty (30) day due date. Maersk Sealand shall not pay interest on specific amounts that Maersk Sealand has indicated by written notice to Horizon are in dispute. In the event interest of *** per month exceeds the legal rate of interest allowed by the governing law of this Agreement, interest rate for the delinquent payment shall be the maximum rate permitted by such governing law.

(b)	Any extension of time for payment granted by Horizon shall not constitute a waiver of any right of Horizon hereunder and no extension of time for payment shall relieve any default in payment by Maersk Sealand, unless in writing and signed by an officer of Horizon.

(c)	In order to allow Horizon to continue its current repayment of construction differential subsidy payments required under the Merchant Marine Act, 1936, as amended, Maersk Sealand shall provide Horizon with a calculation of the amount of the gross revenue derived by Maersk Sealand from each Horizon vessel which is not twenty-five (25) or more years of age on an annual calendar year, per-vessel basis, and shall cooperate with any audit of such information requested by the U.S. Maritime Administration.

5.2	U.S. Surface Transportation Board Transportation Service Contract

5.2.1	Tacoma/Oakland/Hawaii/Guam

Horizon agrees to transport non-U.S. domestic cargo for Maersk Sealand (on a take or pay basis) of *** FEUs per week in the TP1 Service between the Tacoma, Washington or Oakland, California terminals operated by an affiliate of Maersk Sealand and Horizon’s Honolulu, Hawaii or Guam terminal, for the term of this Agreement at a rate of $*** per FEU from the effective date of this Agreement through December 10, 2004 and at a rate of $*** per FEU, effective December 11, 2004, subject to fuel surcharge methodology and invoicing procedures used between the parties on the date hereof, with no increase during the term of this Agreement related to crew costs or any other labor cost increases incurred by Horizon to apply to such rates; provided Maersk Sealand shall pay for an additional *** FEUS/week on the same terms as above or whether Horizon can provide Maersk Sealand such *** FEUS provided further that Horizon will use its best efforts to provide Maersk Sealand of such *** FEUS under the same terms as above but shall not be required to roll Horizon cargo in order to place Sealand cargo on a Vessel.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

5.2.2	Jones Act Corridor Rates

With respect to any of the Jones Act Trade lanes indicated on Appendix 1-A attached hereto, Maersk Sealand may tender, and Horizon shall guarantee such number of slots to Maersk Sealand as indicated in Appendix 1-B for the term of this Agreement at rates per FEU as indicated on Appendix 1-A, subject to volumes not exceeding past practice (the “Jones Act Corridor Rates”).

5.2.3	Waiver of Rights and Remedies Under ICC Termination Act

For purposes of this Article 5.2, the transportation contract made hereunder is entered into pursuant to the authority under Chapter 141 of the ICC Termination Act of 1995, 49 U.S.C. 14101(b). Horizon and Maersk Sealand waive all rights and remedies under Part B of Subtitle IV, title 49, United States Code for the transportation covered by this Article 5.2; provided, however, that the Parties do not waive the provisions governing registration, insurance, or safety fitness.

5.2.4	Rate Adjustment

The Jones Act Corridor rates during the period of this Agreement shall be adjusted only in the event of fuel cost increases. Such adjustments shall be applied to all Jones Act Corridor Rates in all years in which they occur.

The Jones Act Corridor Rates for each year of this Agreement shall be calculated based upon the initial Jones Act Corridor Rates and adjusted upward for specific quantifiable cost increases if expressly provided herein incurred, but in no one year shall exceed a *** annual increase over the initial Jones Act Corridor Rates subject to fuel surcharge methodology and invoicing procedures used between the parties on the date hereof; provided that such rates shall not include any increase during the term of this Agreement related to crew costs or any other labor cost increases incurred by Horizon

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

During the term of this Agreement, fuel cost increases will be applied to all Jones Act Corridor Rates in any and all years in which they are incurred.

If fuel cost increases result in an annual Jones Act Corridor Rate increase exceeding *** in a specific year, then such extra-ordinary increase will, on an exceptional basis, be applied to the Jones Act Corridor Rates. The rate adjustment provisions of this Article 5.2.4 do not apply to cargo moving pursuant to Horizon tariffs hereunder.

Article 6:  Operations

6.1	Reliability Commitment.

Horizon agrees that, in each calendar quarter, at least *** of all vessels carrying FEUs shipped pursuant to the TP1 Service departing their points of embarkation in such quarter will arrive at their intended points of disembarkation On Schedule (as defined below) (the “Reliability Commitment”).

A vessel shall be deemed to arrive On Schedule if, subject to Article 10, such vessel arrives at its point of disembarkation at or before the time twelve hours following the time shown for such arrival on Horizon’s Vessel Service Proforma Schedule attached hereto as Appendix 2 in effect for the TP1 Service, as the same may from time to time be amended.

If Horizon breaches the Reliability Commitment in any calendar quarter, and such breach is not due to any fault of Maersk Sealand or any of its affiliated companies or a terminal operator designated by Maersk Sealand under this Agreement, Maersk Sealand may deliver a notice of warning to Horizon. If, following receipt of such warning by Horizon, Horizon breaches the Reliability Commitment during any two future calendar quarters, and such breach is not due to any fault of Maersk Sealand or any of its affiliated companies or a terminal operator designated by Maersk Sealand under this Agreement, then the Parties shall negotiate in good faith to reach alternative arrangements that preserve the economic benefits to each party contemplated by the TP1 Service. If after ninety (90) days the Parties are unable to agree on such alternative arrangements, Maersk Sealand may terminate its participation in the TP1 Service by delivery of a written notice to Horizon to such effect, which termination shall become effective sixty (60) days after receipt of such notice.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

6.2	Service Adjustments

Horizon shall consult with Maersk Sealand prior to any temporary or permanent adjustment(s) in sailing schedules, port calls, itineraries or otherwise of the service in the Trade. If, after such discussions and considerations the Parties fail to agree on an appropriate adjustment and should Horizon subsequently decide to discontinue sailings to a specified port on the current itinerary, then Horizon shall give Maersk Sealand a minimum of three (3) months prior written notice before the discontinuation takes effect. Within thirty (30) days upon receipt of such notice, Maersk Sealand may either:

(a)	terminate this Agreement by delivery of a written notice to Horizon or;

(b)	adjust number of slots purchased from Horizon equivalent to number of FEUs lost due to sailing adjustment.

In the event Horizon provides an alternative sailing within the geographic scope of this Agreement to/from a specified port on the then current itinerary that has been eliminated, then Horizon shall provide and Maersk Sealand may purchase space and tender cargo to Horizon for transportation on the replacement sailing on the same terms and conditions as originally provided herein.

Notwithstanding the foregoing, in the event that Horizon must temporarily dry-dock a vessel engaged in the Trade hereunder, Horizon shall deploy a substitute vessel to the Trade during the period of such dry-docking. In the event the capacity of the substitute vessel differs from that of the dry-docked vessel, Maersk Sealand shall have the following options individually, in combination or collectively:

(a)	utilize an allocation of capacity equal to *** of the substitute vessel, but shall have no obligation which exceeds its applicable commitment, in FEU’s, hereunder and shall only pay for actual used FEUs, or;

(b)	utilize an equivalent number of slots Horizon may make available for Maersk Sealand containers on the subsequent sailing at no cost to Maersk Sealand or;

(c)	arrange its own alternative transportation, and not pay slot cost to Horizon for the Maersk Sealand containers affected.

6.3	Port Bypasses and Port Time Adjustments.

Except as provided elsewhere herein, Horizon shall make day-to-day decisions regarding whether any port should be by-passed, port times adjusted or any other day-to-day operational matter involving the service in the Trade.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

In the event any decision to by-pass a port or not to load or discharge Maersk Sealand’s containers;

•	is due to a force majeure occurrence as defined in Article 10 or;

•	is due to port related delays in Hong Kong, Kaohsiung, Tacoma or Oakland caused by Maersk Sealand or its affiliates, contractors or agents. In this connection port delays shall be limited to an hour-to-hour basis, i.e. a one hour delay caused by Maersk Sealand or its affiliates, contractors or agents in one of the above ports will allow Horizon to reduce portstay in one of the other of above ports by one hour only then Maersk Sealand shall remain fully responsible to Horizon for all its obligations under this Agreement including payment of all compensation for space provided to it.

In the event any decision to by-pass a port or not to load or discharge Maersk Sealand’s containers;

•	is not due to a force majeure occurrence as defined in Article 10, and

•	is not due to port related delays in Hong Kong, Kaohsiung, Tacoma or Oakland caused by Maersk Sealand or its affiliates, contractors or agents; or

•	is due to port delay in Hong Kong caused by Horizon or its affiliates, contractors or agents’ non-performance,

then Maersk Sealand has the following options;

(a)	accept an offer by Horizon to provide alternate water service for the Maersk Sealand containers affected, in which Horizon will hold Maersk Sealand harmless from all increased operational costs occurring as a consequence of such by-pass. Operational costs shall include, but not be limited to, increased stevedoring, shiftings between alternate terminals and/or additional transshipment costs or;

(b)	utilize an equivalent number of slots Horizon may make available for Maersk Sealand containers on the subsequent sailing at no cost to Maersk Sealand or;

(c)	arrange its own alternative transportation, and not pay slot cost to Horizon for the Maersk Sealand containers affected including without limitation, for the additional *** FEUs/week referred to in Article 5.2.1.

6.4	Subcharters.

It is agreed that Maersk Sealand shall not subcharter space hereunder to any other ocean common carrier without the prior written consent of Horizon.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

6.5	Separate Identities.

Each Party shall retain its own separate identity and shall have separate sales, pricing and marketing functions. Maersk Sealand shall issue its own bills of lading. The Parties will not discuss rates charged to each Party’s respective customers.

6.6	Equipment Interchanges.

The Parties may discuss and agree on standards for, and may interchange, purchase, pool, lease, sublease or otherwise co-operate in connection with containers, chassis and other equipment as among themselves, on such terms as they may agree from time to time. Such co-operation to be agreed upon in a separate Equipment Interchange Agreement attached hereto as Appendix 3.

6.7	Container Services.

Horizon shall insure that its vessel personnel will, in accordance with instructions to be communicated from time to time by Maersk Sealand to Horizon, during voyages when Horizon transports containers on behalf of Maersk Sealand pursuant to the terms of this Agreement, maintain and repair such containers (and in particular for refrigerated containers, also monitor, and if so requested by Maersk Sealand, record temperature on such refrigerated containers). Except as may otherwise be specifically agreed between Maersk Sealand and Horizon, Maersk Sealand will reimburse Horizon for actual, documented expenses incurred as a direct result of the performance of such maintenance and/or repair which reimbursements shall be made within the time agreed by Maersk Sealand and Horizon following completion of each voyage.

6.8	Administrative Matters

Procedures for booking vessel container space, documentation, special cargo handling instructions or requirements, and other administrative matters relating to chartering and transportation provided under this Agreement shall be as the Parties may from time to time agree in writing.

6.9	Origin and Destination of Cargo

Maersk Sealand may not use space chartered hereunder or tender cargo for carriage which either Party is not permitted to transport under applicable law or regulations.

Article 7:  Liabilities and Indemnities.

7.1.

The carriage, custody and care of goods hereunder shall be subject to the Hague Rules, 1924, as enacted in and interpreted under the United States Carriage of Goods by Sea Act, 1936 (“COGSA”), as amended from time to time. However,

TP1 Agreement Maersk Sealand / Horizon Lines LLC

only insofar as it may provide greater rights to Maersk Sealand, the provisions of the International Convention for the Unification of Certain Rules of Law Relating to Bills of Lading signed at Brussels, August 25, 1924 as amended by the “Protocol” signed at Brussels, February 23, 1968 (VISBY RULES) and at Brussels, December 21, 1979 (S.D.R. Protocol) shall apply to goods whether carried on or under deck, to carriage of goods between U.S. ports, between non-U.S. ports and between U.S. and non-U.S. ports before the goods are loaded on and after they are discharged from the vessel and throughout the entire time the goods are in the custody, care and/or control of Horizon, whether acting as carrier or bailee.

For the purposes of determining any limitations of liability available the descriptions, weights, numbers/packages and customary freight units indicated in the Maersk Sealand Bill of Lading issued to its customers shall be deemed conclusive and binding as between Maersk Sealand and Horizon.

7.2.	As between the parties, Horizon shall have the same rights, defenses, limitations, and exoneration as Maersk Sealand has to or against its shippers in relation to goods transported under this Agreement, but Horizon shall also be bound by the determination of a competent court as to the validity of such rights, defenses, limitations and exoneration in any action between the shipper or other cargo claimant and Maersk Sealand. However, the liability of Horizon (with the exception of costs and attorney fees whether incurred by Maersk Sealand or Horizon) shall in no instance exceed (except as provided 7.4 below) the liability of Maersk Sealand to its shippers.

7.3.	Notwithstanding any other provision of this Agreement, Horizon shall not be liable for, and shall be indemnified and held harmless by Maersk Sealand against, any loss or damage whatsoever resulting from or arising out of the incorrect issuance, completion or endorsement of bill(s) of lading by Maersk Sealand or its agent.

7.4.	The liability of Horizon for any loss or damage to containers tendered to Horizon by Maersk Sealand hereunder shall be the reasonable costs of repair or the value (replacement cost less depreciation) of the container at the time of such loss or damage, whichever is lesser, without reference to any limitation of liability. Horizon shall not in any event be liable for any damage to a container which does not exceed USD*** on any voyage.

7.5.	Maersk Sealand shall indemnify Horizon against any expenses, legal liabilities, loss, damage, claims or demands (and all reasonable expenses connected therewith, including reasonable attorney’s fees, costs and expenses) which Horizon may incur or suffer by reason of any failure by Maersk Sealand to comply with any relevant laws, regulations, directions, or notices of customs, port and any other authorities, or by reason of any infestation, contamination, or condemnation of goods or container, insofar as such failure, infestation, contamination or condemnation arises from any act, neglect or default of Maersk

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

Sealand or of the consignors or consignees of any goods or containers transported under this Agreement, their servants or agents.

Horizon shall indemnify Maersk Sealand against any expenses, legal liabilities, loss, damage, claims or demands (and all reasonable expenses connected therewith, including reasonable attorney’s fees, costs and expenses) which Maersk Sealand may incur or suffer by reason of any failure by Horizon to comply with any relevant laws, regulations, directions, or notices of customs, port and any other authorities, or by reason of any infestation, contamination, or condemnation of goods or container, insofar as such failure, infestation, contamination or condemnation arises from any act, neglect or default of Horizon or of its consignors or its consignees, their servants or agents.

7.6.	Nothing in this Article or contained elsewhere in this Agreement is intended to be, or shall be construed to be, a waiver by either party of its right to limit liability under any applicable convention, treaty, statute or law in respect of fire, collision or otherwise.

7.7.	If requested by Maersk Sealand, Horizon undertakes to make available to Maersk Sealand such documents of any form which Maersk Sealand may reasonably require for the handling of or in connection with any claims, actions, or suits by or against Maersk Sealand. This would include protests, receipts, interchanges, survey reports, statements of facts, bay plans, log books and manuals.

7.8.	Maersk Sealand shall be entitled to handle and settle claims for loss of, damage to, misdelivery of or delay in delivery of cargo filed under and pursuant to its Bill of Lading or other contract of carriage, and shall further be entitled to grant such reasonable time extensions as Maersk Sealand deems necessary. Such handling and/or granting of time extensions shall not in any way prejudice Maersk Sealand’s rights of recovery as against Horizon hereunder.

7.9.	Notwithstanding anything herein or in the Parties’ Bills of Lading to the contrary, any claim or action for indemnity by Maersk Sealand against Horizon hereunder shall be subject to 12 months’ time bar counting from the time that Maersk Sealand has paid any settlement or from the date of any final judgement rendered by a competent court or unappealable award by arbitrators against Maersk Sealand.

Article 8:  Insurance

Horizon shall assure that there is maintained in effect, as to its vessels, hull, P & I, war risk and financial responsibility for oil pollution insurance and provide the other Party with satisfactory evidence of such insurance within thirty (30) days after the effective date of this Agreement. Horizon further agrees to provide Maersk Sealand with written notice prior to any cancellation, non-renewal, or modification of such insurance.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

Article 9:  Duration and Termination.

9.1.	The effective date of this Agreement shall be December 11, 2004. The term or this Agreement shall commence on its effective date and shall terminate on December 10, 2007 unless-:

(a)	extended pursuant to Article 9.2.

(b)	early terminated by the unanimous agreement of the Parties,

(c)	early terminated upon written notice with immediate effect for material default of one of the Parties which remains uncured for a period of thirty (30) days after written notice thereof has been received by the defaulting Party.

(d)	early terminated by one party of the other party files a petition in bankruptcy reorganization, liquidation or similar proceedings or if the other party shall be adjudged bankrupt or insolvent or in a similar state by the court.

(e)	early terminated by Maersk Sealand pursuant to Clause 6.1, Reliability Commitment, where termination of the TP1 Service shall constitute a termination of this Agreement, whereas a termination by Maersk Sealand of the Asia – North America tradelane pursuant to Clause 5.1.3, Hong Kong / Kaohsiung, shall not affect the remainder of this Agreement.

(f)	early terminated by Maersk Sealand in its sole discretion in the event that APM Terminals North America, Inc. (“APMT”), affiliate to Maersk Sealand, exercises any post-default remedy available to it pursuant to Section 16 of the Stevedoring and Terminal Services Agreement dated the same date as this Agreement between APMT and Horizon relating to US terminals.

9.1.1	In the event that Maersk Sealand can exercise any early termination right pursuant to Article 9.1.(c), (d), (e) or (f) above, Maersk Sealand may also exercise the following remedy in addition to any other remedy permitted under this Agreement or at law, equity or otherwise: In the event that Horizon fails to pay Maersk Sealand (or any of Maersk Sealand’s affiliates) within the payment terms required by any other agreement between Horizon and Maersk Sealand (or any of Maersk Sealand’s affiliates) that requires payment from Horizon, Maersk Sealand shall be entitled to offset such payment deficiency by reducing any amount owed by Horizon under this Agreement by the amount of such payment deficiency.

9.2	The Parties may mutually agree to extend the term of this Agreement for up to two one-year renewal periods or one two-year renewal period. Either Party may request that the other Party enter into discussions to renew this Agreement not later than thirteen (13) months prior to the expiration date of this Agreement then in effect. The other Party shall respond whether or not it is willing to enter into such discussions no later than thirty (30) days after it has received such request.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

9.3	Any unsettled matters, disputes, claims, actions, monies due or other obligations owed or due to each other hereunder shall survive any termination of this Agreement.

Any voyage of a vessel on which space is chartered to Maersk Sealand, or on which cargo is transported for Maersk Sealand by Horizon, which has commenced but has not been completed prior to the effective date of the termination of this Agreement shall be subject to the terms of this Agreement in its entirety.

Article 10:  Force Majeure.

Each Party shall be excused from the performance of any obligation imposed upon it under this Agreement, if and insofar and for as long as such performance is delayed or prevented by circumstances beyond its reasonable control including, but not limited to strike, lock-out or labour disputes, other work stoppages, fire, typhoon, hurricane, flood, explosion, natural catastrophe, act of God, military operations, blockade, sabotage, revolution, civil commotion, hostilities, war or civil war, governmental regulations or controls, participation in the U.S. Department of Defense Emergency Preparedness Program or other U.S. military national security agreements, or any similar event.

The Party concerned shall use all reasonable efforts to avoid or minimize the consequences of such failure to perform and shall continue to fulfil its obligations as far as possible after the cause of such failure has ceased to exist. In particular, the Party failing to perform any of its obligations shall immediately inform the other Party indicating the cause and expected duration of such failure and the delay which it will cause, and shall continue to keep the other Party informed of the situation.

Article 11:  Governing Law and Arbitration.

Any controversy or claim arising out of or relating to this Agreement, or the arbitrability of such controversy or claim, or the breach, termination or validity of this Agreement, shall be settled by arbitration in accordance with the Rules of the Society of Maritime Arbitrators, Inc. (the “SMA”). Unless the parties agree upon a sole arbitrator, one arbitrator shall be appointed by each party. The arbitrators so appointed shall appoint a third arbitrator, and the three arbitrators shall constitute the arbitration tribunal. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. sections 1-16, and judgement upon the award rendered by the tribunal may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York City unless mutually agreed upon elsewhere by Horizon and Maersk Sealand. This Agreement and any arbitration under this Article shall be governed by the laws of the State of New York with the exception of the rules of conflict of laws thereof, and except as governed by the federal maritime law of the United States.

Article 12:  Change of Horizon ownership.

This Agreement shall survive a change in control of the ownership of Horizon or of the change in ownership of Horizon’s vessels and assets engaged in the Trade, and

TP1 Agreement Maersk Sealand / Horizon Lines LLC

MaerskSealand shall have the right to terminate this Agreement if such change in control in any way affects the performance of Horizon or its successor(s) under this Agreement. Horizon shall not engage in a change of control or disposition of vessels or assets that would affect the performance of Horizon or its successor(s) or assigns hereunder.

Article 13:  Non-Assignment.

No Party may assign all or part of its rights and obligations under this Agreement without the prior written consent of the other Party. Should that consent be given it shall not affect any existing responsibilities and obligations under this Agreement, unless otherwise agreed.

Article 14:  Severability.

Should any term or provision in this Agreement be held invalid, illegal or unenforceable, the remainder of this Agreement, and the application of such term or provision to persons or circumstances other than those as to which it is invalid, illegal or unenforceable, shall not be affected thereby; and each term or provision of this Agreement shall be valid and enforceable to the full extent permitted by law.

Article 15:  Notices.

For communication of all notices required pursuant to this Agreement, other than notice of termination which shall be sent by registered mail to the Parties, such other notices and communications shall be sent by first-class air mail (confirmed by telefax), by courier service, by E-mail or by telefax to the following:

To:	Maersk Sealand 50, Esplanaden 1098 Copenhagen Denmark Att: Line Department Fax : +45 33 63 46 66 E-mail: cenlintop@Maersk.com

To:	Horizon Lines, LLC 4064 Colony Road, Suite 200 Charlotte, North Carolina 28211 USA Att: President Fax: +1 (704) 973 7010

Any notice hereunder shall be effective only upon receipt.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

Article 16:  Consequential Damages.

Neither party shall be liable for indirect or consequential damages, including lost profits of any kind in connection with the transactions contemplated herein, whether arising in contract, tort or otherwise.

Article 17:  Proprietary Information

Horizon agrees not to make use of any shipping, commercial, financial or other data relating to the operations of Maersk Sealand or cargo handled by Horizon for Maersk Sealand under this Agreement except as necessary to carry out Horizon’s obligations under this Agreement or as may be otherwise required by law. Maersk Sealand and Horizon further agree not to make use of or disclose to third persons (not including affiliates of either party) the terms of this Agreement and/or the rates, or calculation of rates, in conjunction with this Agreement without the prior written consent of the other party, except where such information is required to be disclosed by law.

Article 18:  Entire Agreement

This Agreement and its Appendices shall (a) contain the entire Agreement and understanding of the parties with respect to the subject matter and (b) supersede all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter thereof, all of which are merged into this Agreement. For the avoidance of doubt, that TP1 Space Charter and Transportation Agreement dated December 10, 1999 between the parties hereto shall terminate on the Effective Date referred to in Article 9.1 and that Memorandum of Understanding dated March 22, 2004, between Horizon and Maersk Inc.is hereby terminated and replaced by this Agreement on the date hereof.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

Signature Page

WHEREAS, the Parties have executed this Agreement on the 9th day of May, 2004.

Horizon Lines, LLC		A.P. MØLLER as managing owner for and on behalf of A.P. Møller-Maersk A/S

By:	/s/ Robert S. Zuckerman	By:

Name:	Robert S. Zuckerman	Name:

Title:	Vice President	Title:

TP1 Space Charter and Transportation Service Contract

Signature Page

May         , 2004

HORIZON LINES, LLC	A.P. MØLLER as managing owner for and on behalf of A.P. Møller-Maersk A/S

By:	By:	/s/ Peter Frederiksen

Name:	Name:	Peter Frederiksen

Title:	Title:	Sr. Vice President

TP1 Agreement Maersk Sealand / Horizon Lines LLC

Appendix 1-A

Slot Rates for Jones Act Corridors in US Dollars

North America to Hawaii (International cargo)	***
TP1 Vessel Service (per FEU) CHX Vessel Service	***
20’	***
40’	***
45’	***
RFR	***
North America to Hawaii Neighbour Islands (20’, 40’ Int’l cargo)	***
North America to Hawaii Neighbour Islands (45’ Int’l cargo)	***

CHX vessel Service:
Hawaii to North America (Int’l cargo or empty)
20’	***
40’	***
45’	***
RFR	***

Hawaii Neighbour Islands to North America (Int’l cargo or empty)
20’	***
40’	***
45’	***
RFR	***

Hawaii to Asia (waste paper – int’l)	***
Hawaii to Asia (all other int’l)	***
Hawaii Neighbour Islands to Asia (Int’l)	***

North America to Guam/Asia (Int’l cargo)	***
North American to Saipan (Int’l cargo)	***
20’	***
40’	***
45’	***
RFR	***

Saipan to North America (Int’l cargo)	***
20’	***
40’	***
45’	***
RFR	***
***
Guam to Asia (Int’l cargo)	***
(for FEU over the *** weekly *** FEU provided for in article 5.1.2)	***

***  Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

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TP1 Agreement Maersk Sealand / Horizon Lines LLC

Saipan to Asia (Int’l cargo)	***
North America to Alaska (Int’l cargo)
Dry (ANC, KDK, DUT)	***
Dry (Akutan)	***
Reefer	***

North America to Puerto Rico (or Dominican Republic if applicable) – Int’l cargo per FEU

From Elizabeth, NJ	***
From Jacksonville, FL	***
From Houston, TX	***

Hong Kong/Kaojsiung to North America
TP1 Vessel Service (up to and including *** FEU)	***
TP1 Vessel Service (above *** FEU)	***

*	Domestic cargo in all Jones Act Corridors is subject to move at tariff rates.

Reefer Allocation

Maersk Sealand shall have an allocation of up to *** reefer plugs per vessel under any westbound voyage under this Agreement.

In case Maersk Sealand wishes to purchase additional reefer plugs, this can be done subject to such plugs being available, at a slot rate as mutually agreed.

***   Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

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TP1 Agreement Maersk Sealand / Horizon Lines LLC

Appendix 1-B

Declared Volumes for Jones Act Corridors

	Nos. FEU	Average weight
North America to Hawaii/Guam

- TP1 Vessel Service	*** FEU (According to Article 5.2.1)	***/FEU

Hawaii to Asia	*** FEU

Guam to Asia	*** FEU

North America to Alaska*	*** FEU

North America to Puerto Rico (or Dominican Republic*, if applicable)

From Elizabeth, NJ*	*** FEU

From Jacksonville, FL*	*** FEU

From Houston, TX*	*** FEU

From Freeport, Bahamas (Puerto Rico only)*	*** FEU

Hong Kong / Kaohsiung to North America

- TP1 Vessel Service	*** FEU	***/FEU

Puerto Rico to Dominican Republic	*** FEU

*	Volumes cover full round trip basis

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

Appendix 2

TP1 Service

Vessel Service Proforma Note: Both parties agree to review the schedule after the

TP1 moves to Modern Terminal

	ARRIVAL AT DOCK		UNDOCKING TIME		DAYS FROM TACOMA
PORT	DAY	HOUR	DAY	HOUR
Tacoma			SUN	08:00	0
Oakland	TUE	08:00	WED	18:00	2
Honolulu	SUN	23:59	TUE	03:00	7
Guam	TUE	16:00	WED	04:00	16
Hong Kong	SAT	21:00	SUN	08:00	20
Kaohsiung	MON	05:00	MON	18:00	22
Tacoma	FRI	18:00			33

Note 1: The above schedule is based on a roundtrip time of 35 days and a frequency of 7 days.

TP1 Agreement Maersk Sealand / Horizon Lines LLC

Appendix 3

Equipment Interchange Agreement

Equipment Interchange Agreement will be finalized on a separate basis, and once finalized incorporated in this Agreement.

EXECUTION COPY

TP1 INTERCHANGE AGREEMENT

The following is agreed as of 10th December, 1999 between:

A.P. Møller

as managing owners to Aktieselskabet Dampskibsselskabet Svendborg and Dampskibsselskabet af 1912, Aktieselskab, hereinafter called “Maersk” and

CSX Lines LLC

hereinafter called, “CSX Lines”.

1.	DEFINITIONS

a.	“Container” means a Container identified as per ISO 6346, manufactured in compliance with ISO, CSC, Customs Convention and the rules of any applicable classification society as the case may be.

b.	“ TIR” means Trailer Interchange Receipt

c.	“UCIRC” means Unified Container Inspection and Repair Criteria.

2.	SCOPE OF THE AGREEMENT

a.	This Agreement shall govern the sublease of Containers from Maersk to CSX Lines as provided for in “Sea-Land Domestic Shipping LLC Space Charter and Transportation Service Contract”, paragraph 5A.4, between A.P. Møller-Maersk Sealand and Sea-Land Domestic Shipping LLC.

b.	The Agreement covers the following Container types:

20-foot standard

40-foot standard

40-foot high cube

45-foot high cube

Maersk may agree to sublease other Container types and/or at other locations at its discretion, with rates and possible specific conditions mutually agreed in writing.

c.	Maersk will sublease Containers to CSX Lines and CSX Lines will accept on lease from Maersk Containers at locations and in quantities set forth in Exhibit A.

d.	This Agreement is based on good faith and mutual co-operation between the parties, Maersk and CSX lines.

3.	PERIOD OF AGREEMENT

a.	This Agreement shall be effective on 13th December, 1999 or on the effective date of “Sea-Land Domestic Shipping LLC Space charter and Transportation Service Contract”, whichever is later, and shall remain in effect concurrently with “Sea-Land Domestic Shipping LLC Space Charter and Transportation Service Contract”.

b.	Amendments to this Agreement shall apply only as mutually agreed to in writing by Maersk and CSX Lines.

c.	Following termination of this Agreement, CSX Lines shall return all Containers to Maersk within a period of three (3) months. The terms of this Agreement remain in effect until all Containers have been returned to Maersk.

4.	MAERSK’S RESPONSIBILITIES

a.	Maersk shall offer Containers for sublease provided they comply with paragraph 1.a.

b.	Maersk shall be responsible for providing Containers in a safe and cargo-worthy condition, in accordance with the UCIRC standards and having a CSC plate valid for at least 180 days.

5.	CSX LINES’S RESPONSIBILITIES

a.	Upon receipt CSX Lines shall assume any and all responsibility arising from its possession or utilization for the Container and indemnify Maersk, including its agents, from any and all liability resulting from the operation of the Container by CSX lines until return to Maersk.

b.	CSX Lines shall maintain insurance coverage and/or P & I Club cover for any risk of personal injury or damage to cargo or other property arising from the possession or utilization of the Containers.

c.	CSX Lines shall use Containers only for transport of lawful cargo. Containers will not be used to handle cargoes that have the potential to permanently damage the use, such as wet salted hides, carbon black, asbestos, etc.

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d.	CSX Lines is responsible for cleaning the Containers prior to redelivery or for the costs of cleaning.

e.	CSX Lines shall inform Maersk promptly when a Container is destroyed or lost.

f.	CSX Lines is responsible for any damage to the Container(s) (or total loss) even if incurred through an event of Force Majeure including but not limited to Act of God, unless damage is caused by a breach by Maersk of its obligations hereunder or by its negligence or wilful misconduct.

g.	If a Container is damaged and/or requires cleaning and if the total cost of same including repair handling charges exceeds USD *** per Container, CSX Lines shall be responsible for paying the total amount without deductions. Amounts of USD *** or less per Container shall be paid by Maersk. For assessment of damage, UCIRC shall apply. The maximum cost of repair shall not exceed the respective depreciated value (DV). Any transportation and/or handling costs incurred in moving the Container to the nearest repair facility are for CSX Lines’s account. Maersk shall notify CSX Lines if repairs in excess of USD *** are required for a returned Container. CSX Lines shall be allowed first option to repair Container prior to Maersk effecting repair and billing CSX Lines, such option to be declared within 3 working days of receipt of the repair estimate. If this option is not selected by CSX Lines, Maersk shall repair the Container and CSX Lines shall be responsible for all reasonable documented repair costs.

h.	In the event that repairs are performed by CSX Lines, CSX Lines shall abide by repair standards as per the UCIRC, and material must be of similar quality and type as material removed. Repairs, when complete, are subject to acceptance by Maersk, such acceptance not to be unreasonably withheld,

i.	Transport costs, gate charges and other costs for transport subsequent to lease-out are for CSX Lines’s account.

6.	DELIVERY

a.	Maersk shall make Containers available for pick-up by CSX Lines as set forth in Exhibit A. Any request from CSX lines for other Container types, quantities and/or locations shall be submitted in writing at least three (3) days prior to requested pick-up date.

Pick-up of Container(s) must take place reasonably distributed throughout the week and Maersk shall not be obligated to release more than one third (1/3) of the weekly committed quantity in any one day, unless mutually agreed in writing.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

3

b.	Containers shall be deemed on lease effective on the date that they exit the Maersk depot for a CSX Lines export booking or for empty positioning on behalf of CSX Lines. The TIR issued by the terminal or depot in this respect shall be considered proof of lease by CSX Lines.

c.	CSX Lines is not obliged to accept Containers which are not in accordance with the specification as per 4.b. of this Agreement.

7.	REDELIVERY

a.	CSX Lines shall redeliver empty Containers to Maersk on the TP1 Service or its successor (as defined in “Sea-Land Domestic Shipping LLC Space Charter and Transportation Service Contract”) and Maersk shall arrange discharge in Asia at its discretion.

b.	Redelivery of Containers outside Asia or directly by Sea-Land to a Maersk depot is subject to Maersk’s prior consent which shall not be unreasonably withheld. Failure on part of the depot operator to reject such Containers shall not in any way be construed as implied consent by Maersk and any such redelivery shall be subject to a drop-off charge of $***.

8.	COMPENSATION

a.	Maersk is entitled to receive compensation for utilization of the Containers on a per diem basis from the day of pick-up, or the day of expiry of free days, until the day of physical redelivery (or notification of loss).

b.	Free days are defined as 30 days, counting from the agreed date of delivery, as per 6.a. Neither reefer Containers nor Containers picked up and redelivered in the same location shall have any free days.

c.	Unless otherwise agreed in writing, the per diem rates as specified in Exhibit C shall apply.

d.	Total losses shall be borne by CSX Lines. Total loss value for owned Containers are calculated by depreciating the replacement value stipulated in Exhibit C in a straight line down to 30 percent over a 10.5 year period. For Containers owned by leasing companies or other entities their depreciated value as invoiced to Maersk shall be paid by CSX Lines.

e.	In case of loss, the title to the Containers shall be transferred to CSX Lines at

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for a confidential treatment in accordance with Rule 406 of the Securities Act.

4

CSX Lines’ option. Such option shall be declared within 3 working days after loss declaration, failing which title shall be retained by Owner.

9.	INVOICING AND PAYMENT

a.	Invoices for per diem costs, damage and, if applicable, any depreciated values are raised monthly for every calendar month.

b.	Payment shall be due within 30 days after receipt of invoice by CSX lines.

c.	Depreciated values and invoices for damage shall be settled on an individual basis. Payment is due within 30 days of invoice date. Per diem will be invoiced until date of invoice of depreciated value for lost Container (such invoice to be void within 30 days as per the above).

d.	Unless otherwise agreed in writing, invoices shall be raised and paid in US Dollars.

e.	Invoices are to be sent to CSX Lines’s corporate address as listed in Exhibit B.

f.	Maersk represents that for the purpose of per diem billing the data reflected in RKEM is accurate.

10.	RECOVERY/CLAIMS

a.	Maersk has no obligation to, or liability for, making or obtaining recovery from third parties, which recovery is the obligation and responsibility of CSX Lines.

b.	Maersk has no liability for cargo damage while Containers are under CSX Lines’s control, as between Maersk and CSX Lines, it is CSX Lines’s responsibility to ensure that Containers are in safe and cargo-worthy condition before packing with cargo.

11.	MISCELLANEOUS

a.	Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

b.	No Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns;

5

provided, however, that neither this Agreement nor any right, interest or obligation hereunder may be assigned (by operation of law or otherwise) (i) by CSX Lines without the prior written consent of Maersk or (ii) by Maersk (other than an assignment to an Affiliate thereof) without the prior written consent of CSX Lines.

c.	Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be delivered by facsimile transmission, messenger, nationally recognized overnight courier service, prepaid or registered or certified mail (postage prepaid, return receipt requested) to the parties hereto at the following respective addresses or facsimile numbers:

i.	if to Maersk, to:

A.P. Møller 50, Esplanaden DK-1098 Copenhagen K. Denmark Attention: Center Equipment Management Telecopier: 011-45-3363-4563;

ii.	if to CSX Lines, at the address and facsimile number set forth for Sea-Land in Section 12.2 of the Purchase Agreement.

d.	Amendment; Waiver; Consent. This Agreement may be amended, modified or supplemented, and the terms hereof may be waived, in each case only by a written instrument executed by the parties hereto. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach, whether or not similar.

e.	Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible. To the extent permitted by applicable Law, the parties hereto hereby waive any provision of Law which may render any provision hereof illegal, invalid or unenforceable in any respect.

6

f.	Consent to Jurisdiction and Service of Process. FOR PURPOSES OF ENFORCING ANY ARBITRATION AWARD, AND FOR ANY OTHER PROPER PURPOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ENJOINING PROCEEDINGS COMMENCED IN VIOLATION OF SECTION 12.10(B) OF THE PURCHASE AGREEMENT, EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN NEW YORK AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 15 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

g.	Counterparts. This Agreement may “be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement, and all signatures need not appear on any one counterpart.

h.	Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Purchase Agreement dated as of July 21,1999 (as amended from time to time, the “Purchase Agreement”) by and among Maersk, CSX Corporation, a Virginia corporation, and Sea-Land Service, Inc., a Delaware corporation (“Sea-Land”).

Signed:

A.P. Møller as managing owners to Aktieselskabet Dampskibsselskabet Svendborg and Dampskibsselskabet af 1912, Aktieselskab	CSX Lines LLC

Name:	Name:
Title:	Title:

7

EXHIBIT A

Agreement between A.P. Møller as managing owners to Aktieselskabet Dampskibsselskabet Svendborg and Dampskibsselskabet of 1912, Aktieselskab (Maersk) and CSX Lines LLC (CSX Lines).

Maersk shall make an average of *** FFE (forty-foot equivalent units) per week available for pick-up by CSX Lines. Maersk commits to meeting no less than *** of this quantity, equal to *** FFE) and will on a best effort basis try to make up to *** FFE available in any given week. CSX Lines shall take on lease no less than *** FFE during each calendar quarter

Lease locations and quantities, rounded average per week, are as follows:

Location	20’ dry	40’ dry	40’ highcube	45’ highcube
Atlanta	***	***	***	***	***
Baltimore	***	***	***	***	***
Charleston	***	***	***	***
Charlotte	***	***	***	***	***
Chicago	***	***	***	***
Columbus	***	***	***	***
Denver	***	***	***	***	***
Detroit	***	***	***	***	***
El Paso	***	***	***	***	***
Elizabeth	***	***	***	***
Halifax	***	***	***	***	***
Houston	***	***	***	***
Indianapolis	***	***	***	***	***
Jacksonville	***	***	***	***
Kansas City MO	***	***	***	***	***
Long Beach	***	***	***	***
Memphis	***	***	***	***	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

8

Location	20’ dry	40’ dry	40’ highcube	45’ highcube
Miami	***	***	***	***
Minneapolis	***	***	***	***	***
Montreal	***	***	***	***	***
Nashville	***	***	***	***	***
New Orleans	***	***	***	***
Norfolk	***	***	***	***
Oakland	***	***	***	***
Omaha	***	***	***	***	***
Salt Lake City	***	***	***	***	***
St. Louis	***	***	***	***	***
Tacoma	***	***	***	***
Toronto	***	***	***	***	***
Total Units	***	***	***	***

Locations marked *** are subject to prior notice from CSX Lines no less than 7 calendar days before intended pick-up.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

9

EXHIBIT B

To TP1 Interchange Agreement between A.P. Møller as managing owners to Aktieselskabet Dampskibsselskabet Svendborg and Dampskibsselskabet af 1912, Aktieselskab (Maersk) and CSX Lines LLC (CSX Lines).

Contact Addresses/Names - Maersk

Corporate:	A.P. Møller
Line Department - Equipment Management
	Fax:	+4533 63 45 63
	Phone:	+45 33 63 47 49	(Lars W. Lorenzen)
North America &	Maersk Inc.
Central America,	Line Management
Incl. Caribbean	Fax:	+1-973-514-5455
	Phone:	+1-973-514-5272	(Lars D. Knudsen)

Contact Addresses/Names - CSX Lines

Corporate:	CSX Lines, LLC
	Fax:	+1-972-702-2691
	Phone:	+1-972-726-1008	(Gunther Hoock)

10

AGREEMENT REGARDING THE

TP1 INTERCHANGE AGREEMENT

THIS AGREEMENT dated                     , 2004 is made between A.P. Møller – Maersk A/S (successor in interest to Aktieselskabet Dampskibsselskabet Svendborg and Dampskibsselskabet af 1912, Aktieselskab) (trading as Maersk Sealand) and Horizon Lines, LLC (“HL”).

A.	The parties confirm that the TP1 Interchange Agreement dated December 13, 1999 shall remain in full force and effect under existing terms and conditions, including all amendments, addenda and side letters, upon the execution, of the 2004 TP1 Space Charter and Transportation Service Contract dated the same date as this Agreement above (the “2004 TP1 Agreement”).

This TP1 Interchange Agreement, including all amendments, addenda and side letters are attached hereto.

B.	The parties acknowledge that HL is the successor in interest to CSX Lines, LLC. HL’s new address for notices is Horizon Lines, LLC, Attention: CFO, 4064 Colony Road, Suite 200, Charlotte NC 28211

C.	The parties agree that the TP1 Interchange Agreement is hereby amended so that such agreement shall remain in effect concurrently with the 2004 TP1 Agreement and shall terminate on the same date the 2004 TP1 Agreement terminates.

D.	This Agreement shall be governed by the laws of the State of New York without regard to principles of conflicts of laws.

E.	That any references in the Exhibits to “Long Beach” shall be modified to be “Los Angeles”.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first written above.

A.P. MØLLER – MAERSK A/S

By:	/s/ Peter Prederiksen
Name: Peter Prederiksen
Title: Sr. Vice President

HORIZON LINES, LLC

By:	/s/ Robert S. Zuckerman
Name: Robert S. Zuckerman
Title: Vice President